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                               FIRST EAGLE FUNDS
                          FIRST EAGLE FUND OF AMERICA
                         FIRST EAGLE INTERNATIONAL FUND
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                                 (800) 451-3623

                         SUPPLEMENT DATED MAY 16, 2002
                     TO PROSPECTUS DATED MARCH 1, 2002 AND
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2002

THE FOLLOWING INFORMATION SUPPLEMENTS AND, TO THE EXTENT CONTRADICTORY, REPLACES THOSE SECTIONS OF THE PROSPECTUS FOR FIRST EAGLE FUNDS (THE 'TRUST') DESCRIBING MESSRS. HAROLD LEVY AND DAVID COHEN, CO-PORTFOLIO MANAGERS TO THE FIRST EAGLE FUND OF AMERICA ('FEA'), INCLUDING THE PARAGRAPH AT THE BOTTOM OF PAGE 15 OF THE PROSPECTUS THAT MAKES MENTION OF IRIDIAN ASSET MANAGEMENT LLC ('IRIDIAN').

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Iridian, a registered investment adviser with whom Messrs. Levy and Cohen have a relationship in addition to being employees of Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), has entered into an agreement providing for its sale to Bank of Ireland Asset Management ('BIAM'), a U.S. subsidiary of the Bank of Ireland. Under the terms of this Purchase Agreement, BIAM will take a 61% interest in Iridian with rights to acquire the remaining 39% interest over time. Arnhold and S. Bleichroeder Holdings, Inc., the parent company of the Adviser, will sell its minority interest in Iridian in full as part of the transaction.

Under the Purchase Agreement, Messrs. Levy and Cohen will continue to serve in their present capacity as co-portfolio managers for FEA. Initially, they will remain as employees of the Adviser for a period of up to 150 days following the closing under the Purchase Agreement. However, at the end of this period, the Purchase Agreement requires Messrs. Levy and Cohen to provide their portfolio management services to FEA exclusively in their capacity as employees of Iridian. As this will require that the Adviser enter into a subadvisory agreement with Iridian, a matter needing shareholder approval, it is anticipated that the Board of Trustees will recommend that the shareholders of FEA approve Iridian as subadviser to FEA



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under the supervision of the Adviser, and that this arrangement will be submitted to the shareholders of FEA for their approval during the 150-day period. To further ensure smooth continuing service, the contemplated subadvisory agreement will maintain the Adviser's supervisory obligations and provide that the Adviser's advisory agreement with the Trust not be affected by any termination of the subadvisory agreement.

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THE FOLLOWING INFORMATION SUPPLEMENTS AND, TO THE EXTENT CONTRADICTORY, REPLACES
THOSE SECTIONS OF THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR THE TRUST DESCRIBING FIRST EAGLE INTERNATIONAL FUND.

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We anticipate that, effective on or about May 31, 2002, the liquidation of First
Eagle International Fund ('FEI') will be completed. On and after that date, any references in the Prospectus and Statement of Additional Information for the Trust describing FEI as an operating investment portfolio should be disregarded.